Sector Regulation and Electricity System Operations	12 Months Ended
Dec. 31, 2019
Disclosure Of Information About Activities Subject To Rate Regulation [Abstract]
Sector Regulation and Electricity System Operations

4.    SECTOR REGULATION AND ELECTRICITY SYSTEM OPERATIONS

a)   Regulatory Framework

Argentina

Argentina has shown signs of intervention in the electricity market since the crisis of 2002. Under the previous regulations, generators sold to distributors at prices obtained from centralized calculations of the average spot market price. The distributers’ purchase price was the average price forecast for the next six months, called the Seasonal Price (Precio Estacional). Any differences between the Seasonal Price (the purchase price) and the actual spot price (the selling price) was charged to the Seasonal Fund (Fondo Estacional) managed by the Wholesale Electricity Market Administration Company (CAMMESA - Compañía Administradora del Mercado Mayorista Eléctrico).

However, after the 2002 crisis, the authorities changed the price-setting criteria, bringing the marginal pricing system to an end. First, Marginal prices were calculated without taking into consideration the natural gas shortages. In effect, despite the fact that generation is dispatched on the basis of the fuels actually used, Secretary of Energy (“SE”) Resolution No. 240/2003 establishes that the marginal price is to be calculated taking into consideration all of the generation units as if there were no restrictions in effect on natural gas supplies. In addition, the expense of water is not included in the calculations if its opportunity cost is higher than the cost of generating power with natural gas. However, CAMMESA pays the actual variable costs of the thermal plants that run on liquid fuels through the Temporary Dispatch Cost Overruns program.

Additionally, the freezing prices paid by distributors caused a gap in relation to actual generation costs, resulting in various types of special agreements for recovering costs, in accordance with regulations in force.

In this context that the government announced in 2012 its plan to change the current regulatory framework to one based on an average cost scheme.

Resolution No. 95/2013 was published in March of 2013, significantly changing the system for generators’ remunerations and setting new prices for capacity depending on the type of technology used and availability. It also set new values for paying for non-fuel variable costs, as well as additional remuneration for energy generated.

In May 2013, the Group’s generating companies (Enel Generación Costanera, Enel Generación El Chocón and Dock Sud) accepted the terms of SE Resolution No. 95/2013.

This resolution marked the end of marginal pricing as a payment system in the Argentine power generation market and established, instead, a payment system by type of technology and size of plant. For each case, it recognizes fixed costs (determined on the basis of fulfillment of availability) and variable costs, plus an additional remuneration (the two parts are determined based on energy generated). Part of the additional remuneration is placed in a trust for future investments.

Commercial management and fuel dispatch are handled by of CAMMESA; Terminal Market agreements cannot be extended or renewed, and large users, once their respective contracts are up, must purchase their supply from CAMMESA. However, the SE, in Note SE 1807/13, gave generators the opportunity to express their intention to continue handling collections for their entire contract portfolio, thus ensuring a certain amount of cash flow and a continuing relationship with the customer.

The values of SE Resolution No. 95/2013 were updated on an annual basis by SE Resolutions 529/2014, 482/2015 and SEE Resolution 22/2016. SE Resolution No.529/2014 created a remuneration for non-recurring maintenance for the steam-electric power plants, and SE Resolution No.482/2015 provided remuneration for non-recurring maintenance also to hydroelectric power stations.

On March 22, 2016, the SE issued Resolution No. 21/16, which called for offering new thermal generation capacity for the periods summer 2016 - 2017; winter 2017 and summer 2017 - 2018.

On September 14, 2016, the results of the New Thermal Generation Bid were published in the Official Bulletin, granting a total of 1,915 MW (out of 6,000 MW total offers). Likewise, through Note No. 355, the SE instructed CAMMESA to encourage pricing improvements to those entities whose offers were considered acceptable but no bid was granted. As a result of new pricing offers, an additional 956 MW were granted. Lastly, on October 28, 2016, the SE, through Resolution No. 387/E/2016, instructed CAMMESA to add two additional projects for a total of 234 MW. None of the Group’s entities participated in the bidding process.

On February 2, 2017, the SEE issued Resolution No. 19/2017 replacing SEE Resolution No. 22/2016, which set the remuneration guidelines for existent power generating plants. Resolution No. 19/2017 defines the minimum remuneration for the energy capacity of technology and scale, and allows thermal units to offer equal remuneration for availability energy contracts for all technologies. Thermal generators may declare the price of firm capacity to be committed for a three-year period per unit each summer period, and may also provide the information by summer and winter periods (adjustments could be made during the period). As an exception applicable to 2017, Resolution No. 97/2017 authorized the declaration of the Guaranteed Availability Commitments (Compromisos de Disponibilidad Garantizada, in Spanish) in conjunction with the information required for the Winter Seasonal Programming, effective from May 1, 2017 to October 31, 2017. Generators will sign a Guaranteed Availability Commitment contract with CAMMESA, which may be transferred to demand as defined by SEE. The remuneration will be received by each generation unit with a committed capacity and will be in proportion to its compliance, with the minimum remuneration calculated based on the minimum price. On the other hand, the thermal generation could offer additional capacity availability for bi-annual periods, which will be auctioned at a maximum price.

In relation to hydroelectric power plants, a new scheme is defined to assess energy capacity, which is based on actual energy capacity available (that will result in a higher value for capacity than under prior regulations). Likewise, a base is defined for the price of energy capacity, a second for the period from May 2017 to October 2017, and a third from November 2017.

The remuneration values under Resolution No. 19/2017 are denominated in U.S. dollars and will be translated to Argentine pesos using the last business day exchange rate published by the Argentine Central Bank, and will be effective for the term established in CAMMESA’s procedures. Subsequently, the SEE established that the conversion rate to be used to translate to Argentine pesos should correspond to the spot exchange rate from the day before the transaction due date, starting from November 2017.

SEE Resolution 1085/17 amends the payment process to agents for the transportation system as of December 1, 2017 (the transporter’s remuneration does not change as it was set in the RTI). Synthetically it stipulates:

•	The costs associated with the transportation remuneration will be distributed proportionately in accordance with the demand.
•	The Generating Agents will only pay charges from direct connection.
•	Instructs CAMMESA to propose, in the next 90 days. All necessary changes in order to implement the procedures (MEM regulations).

The SEE is also instructed to implement a competitive mechanism for the provision of gas for generation at a maximum defined price.

In this sense, the SEE instructed CAMMESA to carry out natural gas purchases under firm and interruptible conditions through the Electronic Gas Market (MEGSA) to supply thermal generation.

On Wednesday,November 7, 2018, Resolution 2018-70-APN-SGE was published in the Official Gazette, through which the Generators, Cogenerators and Self Generators of MEM are enabled to procure their own fuel supply for the generation of electric power.

Initially, the standard is in force for natural gas and allows generators to obtain an additional margin when producing with their own fuel, only if the gas purchase price is lower than the price recognized by CAMMESA.

With this resolution, the generators charge the variable production cost (CVP) according to the recognized prices in wich.

CAMMESA is responsible for continuing to supply the other generators that do not buy their fuel.

Out of a total of 60 companies authorized to declare, 22 of them were registered, 6 of those correspond to Generation under 100% of SEE Resolution No. 19/17.

In December 2018, the authorities allowed the export of natural gas, establishing a new procedure to authorize exports.

The surplus is generated from the availability of gas resulting from higher production from Vaca Muerta.

The authorized exports were destined to Chile and Brazil, with a total volume of 479,250,000 m3, under interruptible conditions, and for the period up to June 2020 towards Chile and for approximately 600 MW of electricity to Brazil.

On February 28, 2019, SRR and ME Resolution No. 1/19 replaced SEE Resolution No. 19/2017 which established the guidelines for the remuneration of existing power plants.

Due to delays with many of the projects with contracts for new thermal generation included in Resolution No. 287/2017 SEE, CAMMESA reported that given the moderate growth in demand and considering the existing equipment, as well as the confirmed income from renewable generation, the delay in the income from the above-mentioned projects does not affect the normal supply of demand, and represents an economic savings for the system in the current context. For this reason, on August 30, 2018,  SRRyME Resolution No. 25/2019 was published, allowing and establishing guidelines for the awarded generators who wish to set a new commitment date for commercial qualification, to do so.

On September 12, an agreement was signed between Enel Generación Costanera, Enel Generación El Chocón, Enel Trading and CAMMESA, which establishes that there are no pending issues to be claimed on availability contracts and other financing contracts. This agreement provides the aforementioned companies with the following benefits: for Costanera the risk of penalties, interest contingencies and the waiver of future tariffs (provided in the agreements) were eliminated allowing Enel Generación El Chocón and Enel Trading to collect receivables assigned to Enel Generación Costanera in the transaction.

As of September 2019, nearly 50 of the 88 projects approved during the second round of the RenovAr program were in a situation of virtual paralysis, due, among other things, to difficulties on the part of the successful bidders in securing appropriate financing and guarantees. For this reason, on September 11, the Undersecretary of Renewable Energy and Energy Efficiency, Sebastián Kind, sent a note to CAMMESA instructing it to temporarily suspend the injunctions for failure to meet the scheduled dates for the progress of work on renewable energy supply contracts. For various reasons, the Undersecretary had to send a note, after a little less than 30 days, repealing all the instructions in the first note.

In December 2019, through Resolution No. 12/2019, the new Argentine government decided to repeal Resolution No. 70 of 2018 of the prior Secretariat of Government of Energy of the former Ministry of Finance, which allowed companies to manage their own fuel supply, leaving CAMMESA in charge once again.

Brazil

The legislation in Brazil allows the participation of private capital in the electricity sector, upholds free competition among companies in electricity generation and transmission, and defines criteria to avoid certain levels of economic concentration and/or market practices that may cause a decline in free competition.

Based on the contract requirements as stated by distribution companies, the Ministry of Energy has been involved in planning the expansion of the electricity system, setting capacity quotas by technology on the one hand and, on the other, promoting separate tender processes for thermal, hydraulic or renewable energies, or directly holding tender processes for specific projects. The operation is being coordinated in a centralized fashion in which one National System Operator (“ONS” in its Portuguese acronym) coordinates centralized load dispatch based on variable production costs and seeks to guarantee to meet demand at the minimum cost for the system. The price at which transactions take place on the spot market is called the Difference Liquidation Price (Precio de Liquidación de las Diferencias, PLD).

Generation companies sell their energy on the regulated or unregulated market through contracts, and trade their surpluses or deficits on the spot market. The free market is aimed at large users, with a limit of 2500 kW if they buy energy from any source or 500 kW if they buy Non-Conventional Renewable Energy (“NCRE”) (this limit changed to 2,500 kW as of July 1, 2019, and to 2,000 kW as of January 1, 2020 and will change  to 1,500 kW, 1,000kW and 500kW, respectively as of January 1, 2021, 2022 and 2023).

In the unregulated market, suppliers and their clients directly negotiate energy purchase conditions. In the regulated market, in contrast, where distribution companies operate, energy purchases must go through a bidding process coordinated by the National Electricity Agency (“ANEEL” in its Portuguese acronym). In this way, the regulated purchase price used in the determination of tariffs to end users is based on average prices of open bids, and there are separate bidding processes for existing and new energy. Bidding processes for new energy contemplate long-term generation contracts in which new generation projects must cover the growth of demand foreseen by distributors. The open bids for existing energy consider shorter contractual terms and seek to cover the distributors’ contractual needs arising from the expiry of prior contracts. Each bidding process is coordinated centrally. The ANEEL sets maximum prices and, as a result, contracts are signed where all distributors participating in the process buy pro rata from each offering generator.

These regulatory mechanisms ensure the creation of regulatory assets/liabilities, whose rate adjustment for deficits which will eventually take place in the tariff adjustments starting in 2015 (March for Enel Distribución Río S.A. (formerly Ampla) April 22 for Enel Distribución Ceará S.A. (formerly Coelce)). July 4, for Enel Distribución São Paulo (formerly Eletropaulo) and October 22 for Enel Distribución Goiás). This mechanism has existed since 2001, and is called the Compensation Clearing Account - Part A (Cuenta de Compensación de Valores – Parte A, or “CVA”). They aimed to maintain consistent operating margins for the dealer by allowing tariff revenue due to the costs of Part A.

The CVA helps maintain stability in the market and enables the creation of deferred costs, which is compensated through tariff adjustments based on the fees necessary to compensate for deficits the previous year.

On December 2014, an addendum was signed to the concession contract for distributors in Brazil, which allows these regulatory assets (CVA’s and others) to be included in indemnitee assets at the end of the concession, and if this is not possible over time, it allows compensation through tariffs. Therefore, the recognition for these regulatory assets/liabilities is allowed under IFRS (see Note 3.d.1).

Brazil experienced drought conditions throughout 2014. In November 2014, the system reached the maximum risk of energy rationing. The average reservoir levels were 1% lower than at the last rationing. However, the government stated that there was no risk to supply.

The government created the ACR account to cover the additional energy costs through bank loans to be paid within two years through the tariff. Distributors had used approximately R$18,000 million  from the ACR account by December 31, 2014. However, this was not sufficient to cover the shortfall. In March 2015, a new loan was approved against the ACR account to cover the shortfall of November and December 2014. In addition, an extension in the payment period was approved for all loans, which currently will have to be paid in 54 months from November 2015. Payments on the ACR account ended in September 2019, and the remaining fund balance was credited to distributors in October 2019.

In January 2015, based on the mismatches between the costs recognized in tariffs and actual costs other than those related to operations of the distribution entities, and increased inherent drought conditions costs, ANEEL began the application of a system (known as Tariffs Flags) of monthly charges over the tariff to the customers, provided that the marginal cost of the system is higher than the regulatory standard. The purpose of the regulator is to indicate the customers the generating cost of the following month, and paying in advance to the distribution companies an amount that would only be available in the next tariff review process.

The Tariff Flags system initially consisted of three levels of colored flags: Green, Yellow and Red:

From January 2015 until the reporting date of these financial statements, the supplemental values on the flags have been changing based on new expectations of future generation costs. The values currently used (since November 2019) for the flags are:

•	Green flag rate: Favorable generation conditions
•	Yellow flag rate: R$1,343.00 per 100 (kWh)
•	Red flag rate - level 1: R$4,169 per 100 (kWh)
•	Red flag rate - level 2: R$6,243 per 100 (kWh)

In summary, with this mechanism the generation cost that is currently transferred to the customer only once a year (when the annual tariff adjustment is performed) will generate a monthly variation and the customer can improve control over his/her electricity consumption. That is, the consumers will notice a lower tariff adjustment as they are paying a higher amount during the month. The flags system implemented by the ANEEL, is an accurate indicator of the actual cost of energy generated, allowing consumers a rational use of electrical energy.

Energy tenders

With regard to regulated energy auctions, in order to restructure the energy supply six auctions were held in 2015 by the Brazilian government with respect to allocated energy for each individual  year.

ENEL Brasil is currently building 1,746.74 MW of installed capacity of solar and wind projects, which production of energy was  negotiated both on the free market and on the regulated market, through auctions held in 2017: the A-4 auction with respect to energy from solar projects (solar parks in the São Gonçalo Complex) and thwA-6 auction with respect to  energy from wind projects (wind parks in the Lagoa dos Ventos Complex and the Morro do Chapéu Complex).

Distributed Generation

General features

Regulatory Resolution REN 482/2012 regulated the connection of distributed generation systems to consumers connected to the distribution network, as well as the Electricity Compensation System ("SCEE"), through  manner in which  energy injected by the Distributed Generation systems is compensated for  in the consumer's energy bill within this system.

The review of Regulatory Resolution no. 482/2012, carried out in 2015, by means of Regulatory Resolution No. 687/2015 included the possibility of “virtual net metering”, by which the distributed generation system is  installed in another consumption unit linked to the same unit owner, where there is actual consumption. This change created a great incentive for investments in distributed generation, since it increased the market share of companies that created products for sale to consumers, allowing them to enjoy the benefits created by Resolution No. 482/12. Resolution No. 687/2015 added Article 15 to Regulatory Resolution No 482/2012, which defined the need to review the standard through December 31, 2019, ensuring regulatory predictability.

Definitions of Distributed Generation

For distributed generation, use of any source of renewable energy as well as qualified co-generation is allowed. Distributed mini-generation is defined as a generating power plant with installed capacity of more than 75kW and less than 5 MW connected to the distribution network through consumption unit facilities.  The regulation prohibits the framing as a distributed micro generation of generating plants that have already been subject to registration, concession, permit or authorization, or have (i) entered into commercial operation, (ii) had their electric power with a concessionaire or permit holder of electric power distribution, and the distributor must identify those cases.

If the volume of energy generated in a particular month is higher than the energy consumed in that particular month, the new regulation, defines that the consumer has a credit that can be used to reduce the next month’s invoice. The effective period for energy credits is 60 months and the credits may be applied to the consumption of units by the same owner located in other places, as long as the service area is from the same distributor. This type of use for credits is referred to as “distance auto-consumption”.

The regulation refers to the ability to install distributed generation in condominiums (companies with multiples consumption units). Under this feature, the energy generated can be distributed in specific percentages defined by the consumers. Furthermore, there exists the “shared generation” scheme which allows parties interested in being part of a consortium or cooperative to install distributed mini/micro generation and use the energy generated to reduce the invoices of all members of the consortium or cooperative.

Changes expected in Resolution No. 482/2012

The Electricity Compensation System, established by Normative Resolution 482/12 presents distortions to (biases in) the remuneration of the distribution and transmission infrastructure, as well as to the charges of consumers who have a distributed generation system. These distortions affect the remuneration of the distributors’ investment and also the energy rate of other consumers in the concession area, who do not have distributed generation installed.

In May 2018 and January 2019 the Regulatory Agency (ANEEL) made a Public Consultation, (CP 10/2018)  and Public Hearing (AP 001/2019), respectively, to discuss the improvement of the rules applicable to micro and distributed mini-generation where it seeks to evaluate alternatives for the energy compensation system, aiming  to reduce the loss on reception of distributors and the tariff impact on consumers without distributed generation.

As a way to put an end to the public participation process for the change of the Regulation, in October 2019 ANEEL carried out a Public Consultation (CP 025/2019) to obtain contributions for the proposed review of Resolution No. 482/2012, specifically in the text of the Resolution. The decision regarding the change has not yet been published, and is expected to be available in early 2020.

Adjustment to pricing rate for Enel Distribución Río S.A. 2017

On March 14, 2017, Enel Distribución Río S.A. signed the New Concession Contract (Sixth amendment) as a result of the Public Hearings No. 095 and No. 058. During the hearings, the regulations and application of the rates to the registered distributors were discussed, in order to amend the rules of the concession contract, in accordance with Decree 2194/2016.

The new rules applied to determine the adjusted rates for 2017, included, among other modifications, the use of the IPCA index instead of the general market price index (“IGP-M”). The unrecoverable revenue was transferred from Part B to Part A and new regulatory loss indexes were applied. As a result, ANEEL approved an average adjustment of -6.51% for Enel Distribución Río S.A. For low voltage consumers, especially residential ones, the average adjustment was -6.24%. The average adjustment for medium and high voltage customers was -7.12%.

Tariff Adjustment for Enel Distribución Ceará .S.A 2017

On April 18, 2017, ANEEL conformed the tariff readjustment of Enel Distribución Ceará through Resolution No. 2,223. The annual tariff adjustment of Enel Distribución Ceará leads to an average effect on the tariffs to be received by consumers of 0.15%, being 1.44% on average, for consumers connected in  High Voltage and -0.39% for low voltage consumers connected in  .

Enel CIEN adjustment 2017

Resolution No. 2,258 of June 27, 2017, established the annual revenue allowance (RAP) for public electricity transmission service concessionaires, for the availability of transmission facilities under their responsibility.

The values of Enel CIEN are: Garabi I (RAP: 167,874,943.85 and PA adjusted: BRL – 9,581,554.75) and Garabi II (RAP: BRL 174,388,271.81 and PA adjusted: BRL – 9,953,306.53).

Modifications to review period of Enel Distribución Goias pricing from October 2017 to October 2018

In a Public Hearing, ANEEL approved Enel Américas’ request to change the review period of the rates of Enel Distribución Goiás to 2018, after discussing the issue in a Public Hearing. As a result, the decision was to perform the review, which will be performed in October 2018 and every 5 years, with the new cut-off date for investments being April 30, 2018. In its place, in October 2017 an ordinary readjustment occurred.

In addition to working on the quality of the information, the postponement will allow us to recover within the Remuneration Base past costs assigned as OPEX (capitalization of additional costs) and immediately recognize the investments made in the first year of Enel Amércias’ operation in the company, as of such moment and until April 2018.

Enel Distribución Goiás  Adjustment 2017

On October 17, 2017, ANEEL authorized the rate price adjustment of Enel Distribución Goias by means of Resolution No.2,317. The annual rate adjustment of Enel Distribución Goias had an average effect on the rates of the consumers of 14.65%, with 12.03% on average for High Voltage consumers and 15.89% for low voltage consumers.

Enel Distribución Rio Adjustment (2018)

On March 13, 2018, ANEEL approved the provisional result of the Fourth Periodic Tariff Review of Enel Distribución Rio, as of March 15, 2018, consolidated after evaluating the contributions made at Public Hearing No. 078/2017.

The result leads to the average effect on consumers of 21.04%, which is 19.94% for consumers connected to high voltage and 21.46% for those connected to Low Voltage. The T component of Factor X is fixed 0.00% and the technical losses is fixed at 9.1%.

Enel Distribución Ceará S.A. Tariff Adjustment (2018)

On April 17, 2018, ANEEL approved the provisional inflation results of Enel Distribución Ceará, as of April 22, 2018.

The result leads to the average effect on consumers of 4.96%, which is 7.96% for high voltage consumers connected to and 3.8% for low voltage consumers.

Enel CIEN readjustment (2019)

Resolution No. 2408, of October 22 2019, established the annual income allowance (RAP) for public service electric power transmission concessionaries, for the availability of transmission facilities under their responsibility.

The values of Enel CIEN are: Garabi I (RAP: BRL72,667,795.35 and adjusted PA: BRL6,579,727.76) and Garabi II (RAP: BRL179,367,079.58 and adjusted PA: BRL6,834,803.35).

Enel Distribución São Paulo Tariff Adjustment (2018)

On July 04, 2018, ANEEL approved the tariffs applicable for the consumers.  This process resulted in a tariff adjustment of +16.4%, made up by an economic adjustment of +10.5% and a financial adjustment of +5.9%.  After eliminating the financial adjustment of the previous year (0.6%), the average effect to the consumer amounted to +15.8%, which is greater for high voltage consumers (+17.7%), while to low voltage consumers received a lower increase of 15.1%.

Enel Distribución Goiás S.A. Tariff Adjustment (2018)

On October 16, 2018, ANEEL confirmed the result of the tariff review of Enel Distribución Goiás, as of October 22, 2018. The result leads to the average effect on the rates of consumers of 18.54%, which is 26.52% for high voltage consumers and 15.31% for low voltage consumers.

Electric Vehicles Charging

Through Normative Resolution No. 819 of 2018, ANEEL established the procedures for electric vehicle recharging activities.

The distributor may, at its discretion, install charging stations in its concession area intended for the public charging of electric vehicles, which must be classified in the subclass electric vehicle charging station of the consumption class itself (Group Tariffs A – medium voltage and high voltage or Tariff B3 – low voltage).

In the event of revenue generation at the distributor’s charging station, these may be established at freely negotiated prices, applying to the activity the procedures and conditions for the provision of ancillary activities, in the terms of Res. 581/2013 (partial reversion to reasonable tariffs and a separate accounting standard);

The provision of electric vehicle charging activities by the distributor is at its own risk, and the assets that make up the infrastructure of the charging stations will not be part of its asset base;

The charging of other electric vehicles, not of property of the consumer is permitted, even for commercial exploitation purposes at freely negotiated prices;

The installation of the charging station shall be notified in advance to the distributor, in the event that the installation results in the need to create or alter the consumer unit;

Information from the charging stations shall be sent by the distributor to ANEEL every six months on a consolidated basis (January and July);

In the event that it is necessary to adapt the electricity network and the metering system, the costs will be made using the criteria set forth in the regulations in force;

Any interested consumer may register with ANEEL, using their own form, a charging station for consumers of their ownership;

Public charging equipment shall be compatible with open protocols in the public domain for communication and remote supervision and control.

Electric vehicle charging equipment shall comply with the regulations and standards established by the distributor, as well as other applicable standards issued by the competent official bodies, including ANEEL’s regulations;

The injection of electric energy into the distribution network from electric vehicles is prohibited, as well as participation in the Energy Compensation System under Resolution No. 482/2012;

The rules on compensation for electrical damage are fully applied to electric vehicle charging installations, and the distributor may establish specific electrical safety standards for installations (only low voltage);

Enel Generación Fortaleza

The Fortaleza Thermoelectric Generating Plant (CGTF), the Enel Group’'s natural gas-operated thermal plant in Brazil, has a dispute with Petrobras which requires the renegotiation of the contract terms for the supply of natural gas. Currently, the thermal plant is receiving its the supply of fuel under an injunctive order, following the unilateral termination of the supply contract by Petrobras. The plant was built under the guidelines of the Programa Prioritario de Termoelectricidad (Thermoelectric Priority Program or PPT), a government program established during water scarcity and energy rationing period that occurred in the country in 2001 that aimed to stimulate the construction of thermoelectric plants in the system. To this end, the government secured the financing of the projects by BNDES, as well as the supply of fuel by Petrobras for up to 20 years. The formula for adjusting the gas price of fuel contracts was regulated and defined through Portaria published by the Ministry of Mines and Energy.

In this context, Enel Brasil filed a lawsuit against Petrobras in order to re-establish the supply of gas to the plant, stating that Petrobras cannot unilaterally rescind the contract as it was guaranteed by the Union through the government’s PPT program. Enel Brasil obtained a mandate that determined Petrobras’ gas supply for the plant, which was rejected on July 2, 2018. Enel Brasil appealed the decision and in the judicial instance, the Special Court of the Federal Regional Court (TRF) has granted a new mandate to force Petrobras to return the gas supply to the CGTF under the conditions of the contract signed under the PPT. On December 11, 2018, Petrobras was notified of the decision, which will remain in effect until the appeal is heard. Petrobras may file an appeal before the Superior Court of Justice in Brasília. This injuctive relief is still currently valid.

In administrative matters, in August, 2018, CGTF requested suspension together with the regulator ANEEL of  the contractual obligations in which it required : (i) determination of gas supply or determination that Petrobras deliver energy for CGTF under penalty of short-term market exposure associated with lack of gas supply; (ii) recognition of exclusion of CGTF’s liability by the public authority from  the breach of the PPT between July, 1,2018 and the date of commencement of operation, under the conditions established by MME’s one-time solution, eliminating the application of any penalty and incidental contractual, commercial and regulatory obligations on CGTF.

In addition, Petrobras, Cegás and CGTF agreed to suspend the arbitration procedure, in order to focus on finding a solution for the supply until 2023 that can be accepted by the parties and sanctioned by the regulator. This would eventually put an end to the proceedings in the courts.

On February 28, 2019, both parties sent a joint letter to the regulator ANEEL presenting the terms under which they would be available to sign an agreement, subject to approval, as well as requesting the granting of certain regulatory guarantees necessary for the maintenance of systemic equilibrium  and proper functioning of the agreement. The letter is still under analysis by ANEEL.

At ANEEL’s last Board of Directors meeting in December 2019, the Directors decided that ANEEL does not have the competency to judge a claim related to the fuel sector and make the determination for Petrobras to restore gas supply. CGTF filed an appeal in January 2020, requesting that the process be sent to the Brazilian oil and gas regulatory agency - ANP, because it is understood that ANEEL has the competency to act jointly with ANP.

Enel Brasil has presented a new proposal for an agreement to Petrobras. The agreement, under negotiation, will provide for the conclusion of current legal and arbitration disputes by both parties.

Proposal for a solution to the short-term lack of market liquidity

The Brazilian short-term market has been illiquid since 2015, the year in which several legal limits were granted to hydro generators for their assumption of non-hydrological risks. This is because the thermal dispatch carried out outside the order of costs of service , the import of energy without physical guarantee and the impact of the structuring plants (Belo Monte, Jirau and Santo Antônio plants) displaced their generation and exposed them to the market in the short term on account of non-manageable factors unrelated to hydrological risk. In this way, the hydro generators would be exempted to pay their debts in the market in the short term, sum that currently  amounts to R$7 billion and represents about 70% of the total book value of the market.

On June 27 in the Lower Chamber the PL 10,985/18 which implements indemnification for the non-hydrological risks assumed by the hydro power plants and compensates them through the extension of their concession term (maximum limit of 7 years), conditioned on the waiver of judicial processes and the payment of their debts was approved. The objective of this solution is to solve the impasse of the hydro generators and restore the liquidity of the Brazilian market in the short term. After the publication of the law which is dependent on the approval of the Senate, ANEEL has 90 days to regulate the standards.

Resolution No. 823/2018 - Land regularization

As of January 1, 2019, the electricity distribution companies are no longer responsible for the investments required for construction of basic infrastructure works of the electricity distribution networks for land regularization and compliance with the projects of multiple consumption units. Therefore, the energy distributors stopped making mandatory investments, benefitting  their cash flow.

Office No. 18 of January 4, 2019

The ANEEL, in the use of its mandate, received the preliminary negative judicial decision determining the suspension of paragraph II of article 113 of Normative Resolution No. 414/2010, ordering that, when a billing error occurs for reasons attributable to the distributor, the limit of the return to consumers will be 10 years instead of 36 months, as determined by the resolution.

Tariff adjustment Enel Distribución Rio 2019

Enel Distribución Rio’s tariff review was provisionally approved on March 13, 2018, according to Resolution No. 2,377, when tariffs were readjusted to 21.04%.

At that time, the values of the Regulatory Remuneration Base (RRB) and the history of non-technical losses from 2019 to 2022 were provisional.

The final calculation of these issues occurred in the Tariff Adjustment of 2019, based on the final calculation of the remuneration basis of the tariff review, BRL20,052,539.92 were added to Plot B and the difference between the amount approved in 2018 and the final value of 2019 resulted in BRL21,819,141.88, at the price of March 2019, included as financing in the RTA of 2019.

The following values were defined for non-technical losses: 19.80% (2019), 19.39% (2020), 18.98% (2021) and 18.57% (2022).

On March 12, 2019, ANEEL approved Enel Distribución Rio’s tariff readjustment received by consumers of 9.70%: 9.72% is for low voltage consumers and 9.65% is for medium and high voltage customers.

This readjustment was valid from March 15, 2019 to March 31, 2019.

ANEEL authorizes CCEE to reach agreement with banks for payment of ACR account

ANEEL authorized the Chamber of Marketing  of Electric Energy (CCEE) to reach an agreement with a group of eight banks to anticipate the approval of the management of the so-called ACR account. The measure will remove BRL8.4 billion from electricity tariffs until 2020 and allow for an average change  in tariff readjustments of 3.7% in 2019 and 1.2% in 2020.

The ACR account was a mechanism for transferring resources to distributors to cover costs related to  involuntary exposure in the short-term market and the dispatch of thermoelectric plants between February and December 2014. In order to support the account, CCEE was authorized to contract credit operations with banks, compensated by consumers from November 2015, through the collection of a charge under the electricity tariff until April 2020.

ANEEL incorporated the effects of the agreement into the tariffs of the companies that had the adjustments defined between December 2018 and March 2019 by means of an extraordinary tariff review: five unaffiliated distribution companies (Cepisa, Ceron, Electroacre, Energisa Borborema and Light and Enel Distribución Rio).

Extraordinary Tariff Review Enel Distribución Rio

The extraordinary review was necessary due to the decision of ANEEL’s Board of Directors on March 20, 2019, which authorized the CCEE to reach the agreement with the group of eight banks to anticipate the payment of the so-called CDE Conta- ACR by September 2019.

This decision was reflected in Enel Distribución Rio’s tariff, which will be 7.59% (average for all consumers). For low-voltage consumers, it changed the increase from 9.72% to 7.49%, and for medium- and high-voltage customers, the approved rate changed from 9.65% to 7.89%.

The tariffs are being applied from April 1, 2019 to March 14, 2020.

ANEEL Normative Resolution No. 843/2019

On April 5, 2019, ANEEL approved new criteria and procedures for the preparation of the Monthly Energy Transaction Program - PMO and for the generation of the Price for Settlement of Differences – PLD. This repealed Article 4 of ANEEL Resolution 290, dated August 3, 2000, ANEEL Resolution 402, dated September 21. 2001; ANEEL Resolution 282, dated January 10, 2007; ANEEL Resolution 440, dated July 5, 2011; ANEEL Resolution 476, dated March 13, 2012; ANEEL Resolution 477, dated March 13, 2012, and ANEEL Resolution 799, dated December 19, 2017.

Tariff Review Enel Distribución Ceará 2019

On April 18, 2019, ANEEL approved the result of the fifth periodic tariff review of Enel Distribución Ceará, effective as of April 22, 2019, consolidated through the contributions made in Public Hearing 004/19.

The result leads to an average effect on consumer rates of 8.22%, which is 7.87% for high-voltage consumers and 8.35% for low voltagecosumers. The T component of Factor X was corrected by 1.17%, with technical losses of 9.52% in injected energy and non-technical losses of 7.56% in the low voltage market.

Enel CIEN Readjustment (2019)

Resolution No. 2,565, dated June 25, 2019, established the annual income allowed (RAP) for the public service concessionaires of electric power transmission for the availability of transmission facilities under their responsibility.

The values of Enel CIEN are: Garabi I (RAP: BRL180,711,108.53 and PA: BRL -6,391,867.71) and Garabi II (RAP: BRL187,722,462.73 and PA: BRL -6,662,275.47).

On July 19, 2019, Enel Cien’s Asset Evaluation Report was delivered to ANEEL for the review of the RAP. This document will be audited by the regulator, still without a defined date, and will define new tariffs through July 2020.

Regulatory Resolution ANEEL No. 847/2019

On July 4, 2019, ANEEL revoked the regulatory resolution ANEEL No. 709 dated April 5, 2016 on provisions related to the development of operational and holding activities by the concessionaires of public services for the transmission of energy.

Regulatory Resolution ANEEL No. 850/2019, and Regulatory Resolution ANEEL  No.851/2019

On July 8, 11 and 19, 2019, ANEEL published new electricity trading rules applicable to the Accounting and Settlement System - SCL. The new rules must be implemented by the CCE.

Regulatory Resolution ANEEL No. 849/2019

On July 8, 2019, ANEEL modified article 1 of the Regulatory Resolution No. 792, November 28, 2017, extending the Pilot Program of Response to the Demand for 6 months.

Normative Resolution ANEEL No. 853/2019

On August 16, 2019, ANEEL established the provisions regarding the quality of the public electric power transmission service, associated with the availability and operational capacity of the Transmission Functions - FT Converter; . This modified ANEEL Regulatory Resolution No. 729, dated June 28, 2016, the ANEEL Regulatory Resolution No. 191, dated December 12, 2005 and the ANEEL Regulatory Resolution No. 669, dated July 14, 2015. The new rules come into effect on January 1, 2020.

Normative Resolution ANEEL No. 854/2019

On August 16, 2019, ANEEL modified Article 24 of Regulatory Resolution No. 414/2010, reducing the period of hours to be considered for the daily consumption of electricity for public lighting or for the lighting of internal roads in condominiums.

Regulatory Resolution ANEEL No. 863/2019

On December 3, 2019, ANEEL implemented improvements in the measurement and reading procedures for accesses connected to  distribution. The changes are aimed at aligning the requirements and measurement rules applicable to the free and captive markets to facilitate the migration of consumers from one regime to another, such as medium and high voltage consumer billing (Group A) considering the calendar month, as was already done for consumers in the free market. In addition, the new rule allows for self-reading of the energy meter for all consumers in Group B, as it does for rural consumers. In this context, the ANNEL’s Board of Directors cited the approval of the self-reading pilot project of Enel São Paulo.

Regulatory Resolution ANEEL No. 868/2019

On December 23, 2019, ANEEL changed the percentages of tariff reduction benefits applicable to rural consumers. The application of the new percentage of subsidies in each year has to be done after the approval of the respective readjustments or review procedures of ordinary tariffs of each distributor.

Enel Distribution São Paulo Tariff Review (2019)

On July 2, 2019, ANEEL conformed the result of the Fifth Periodic Tariff Review of Enel Distribución Sao Paulo, as of July 4, 2019, consolidated after the evaluation of the contributions made at Public Hearing No. 011/2019

The result is an average effect on consumers rates of 7.03%,  averaging 8.46% for consumers connected to High Voltage - HV and 6.48% for those connected to Low Voltage - LV.

In the review, parameters were defined that will govern for 4 years, until the next review in 2023. Such parameters are: technical and non-technical (commercial) losses, RAB, operational costs, bad debt and X Factor ( productivity and regulatory operational costs ).

Tariff adjustment for Enel Distribución Goiás S.A. (2019)

On October 22, 2019, ANEEL conformed the result of the adjustment of Enel Distribuición Goiás, as of October 22, 2019.   The average effect on consumer rates is -3.90% and consists of (i) an economic adjustment of -4.42%, with -5.18% on Plot A and + 0.76% on Plot B and (ii) financial components of + 6.25% discounting the financial components considered in the last tariff process quantified at 5.73%.

The result leads to the average effect on consumers rates of -3.90%,  averaging -2.89% for high voltage consumers and -4.32% for lowvoltage consumers.

Colombia

In 1994, the Public Utility Law (Ley de Servicios Públicos Domiciliarios, Law 142) and the Electricity Law (Ley Eléctrica, Law 143) were passed. These laws set out the general criteria and policies ruling the public utility service provision in Colombia, as well as the procedures and mechanisms for regulating, monitoring and overseeing them.

The Electricity Law puts the constitutional focus into practice, regulating the generation, transmission, distribution and sale of electricity, creating the market and competitive environment, strengthening the industry and setting the boundaries for government intervention. Taking into account the nature of each activity or business, general guidelines were established for developing the regulatory framework, creating and implementing the rules that would allow for free competition in the power generation and sales industries, while the directives for the transmission and distribution industries were geared toward treating these activities as monopolies while seeking out competitive conditions wherever possible.

The main institution in the electricity sector is the Ministry Mining and Energy, whose Mining Energy Planning Unit, (Unidad de Planeación Minero Energética, or UPME) draws up the national Energy Plan and the Generation and Transmission Expansion Plan. The Energy and Gas Regulatory Commission (Comisión de Regulación de Energía y Gas or CREG) and the Public Service Superintendency (Superintendencia de Servicios Públicos, or SSPD) regulate and oversee, respectively, the companies in the industry, and the Superintendency of Industry and Commerce is the national authority for free trade protection issues.

The electricity industry operates on the basis of electricity-selling companies and the large consumers being able to buy and sell energy through bilateral contracts or on a short-term energy exchange market, called the “energy exchange” that operates freely according to supply and demand conditions. In addition, long-term auctions of Firm Energy within a Reliable Charge scheme are carried out to promote the expansion of the system. The market is operated and administered by XM, which is in charge of the National Dispatch Center (Centro Nacional de Despacho, CND), and the Commercial Interchange System Manager (Administrador del Sistema de Intercambios Comerciales, ASIC).

Law 1715 of 2014 was created, "By means of which the integration of non-conventional renewable energies into the National Energy System is regulated", the development and use of non-conventional energy sources, mainly those of a renewable nature, in the national energy system, through their integration into the electricity market, their participation in non-interconnected areas and other energy uses as a necessary means for sustainable economic development, the reduction of greenhouse gas emissions and the security of energy supply, Law 1715 of 2014 also seeks to promote efficient energy management, which includes both energy efficiency and demand response.

In 2019, the CREG establised general rules of market behavior for agents carrying out the activities of household electric power and fuel gas utilities. CREG considers it necessary to establish a regulatory framework that, in addition to the specific market rules and obligations, defines general rules of behavior that promote and allow for the further development of: free access to networks and facilities that are monopolies by nature, free choice of service providers and the possibility of migration of users, transparency, neutrality, economic efficiency, free competition and the non-abuse of dominant positions.

Peru

The main legislations in the regulatory framework for doing business in the power industry in Peru are:

•	Electricity Concessions Law (DL 25,844) and its regulations (DS 009‑93‑EM).
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Law to Ensure Efficient Development of Electricity Generation (Law No. 28,832); and its Regulations, DS 019‑2007‑EM (Regulation of the Compensation Mechanism among the regulated users of the SEIN), DS 027‑2007‑EM (Transmission regulations), DS 052‑2007‑EM (Supply of Electricity Bidding Regulations), DS 022‑2009‑EM (Unregulated electricity users Regulations) and DS 026‑2016‑EM (Regulation of Electricity Wholesale Market.).

•	Legislative decree promotion of generation with non-conventional renewable sources in Peru (DL 1,002) and its Regulation (DS 050‑2008‑EM)).
•	Legislative decree that improves the regulation of electricity distribution to promote access to electrical energy in Peru (DL 1,221) and its Enabling Regulations (DS 018‑2016‑EM).
•	Legilative decree that modifies several rules of the Electric regulation framework of Peru (DL 1,041) and Regulations (DS 001‑2010‑EM).
•	Law that Strengthens Energy Security and Promotes the Development of the Petrochemical Complex in the South of the Country (Law 29,970) and its Regulation (DS 038‑2013‑EM).
•	Anti-Monopoly and Oligopoly Law of the Electricity Sector (Law 26,876) and Regulations (DS 017‑98‑ITINCI).
•	Law Creating the Energy and Mining Investments Supervisor Agency “OSINERGMIN” (Law 26,734) and its Regulations (DS 054‑2001‑EM).
•	Technical Rule of the Quality of the Electricity Services (DS 020‑97‑EM).
•	Regulations for the conservation of the Environment in Electrical Activities (DS 029‑94‑EM) and Hydrocarbon Activities (DS 015‑2006‑EM).
•	Framework law about Climate Change (Law 30,754).

Law 25,844 specifies that the Peruvian power sector is divided into three large segments – Generation, Transmission and Distribution – in such a way that more than one activity cannot be carried out by the same company. The Peruvian power grid is made up of a single power grid called National Interconnected Grid (SINAC), in addition to a few isolated power grids. The Company performs its operations in the electrical energy generating segment as a member of SINAC.

According to the Law, the operation of the generating companies will be subject to the provisions of the Economic Operation Committee of the National Interconnected Grid - COES-SINAC, with a view to coordinating their operation at minimum cost, guaranteeing the security of the supply of electrical energy and better use of the energy resources. The COES-SINAC administers the transfers of power and energy between generating companies, considering the injections and withdrawals according to the contracts, and it sets a value on such transfers every month, as well as also compensation for the owners of the power grids and compensation for other generating companies, according to the regulations stipulated in that regard by OSINERGMIN.

The main purposes of Law 28,832 are to i) ensure the sufficiency of efficient generation of electricity, which reduces the exposure of the electricity system to price volatility and the risk of rationing due to lack of energy; and ensures the consumer a competitive electricity rate; ii) reduces administrative intervention in calculating generating prices by means of market solutions; and iii) promote effective competition in the generation market.

The main changes introduced by the Law are related to the participation in the short-term market of generation companies, the distribution companies and the unregulated large customers, including both distribution companies and unregulated customers as members of COES-SINAC, modifying the structure of this agency. In addition, the bidding mechanism that must be followed by the electricity distribution companies in order to enter into electricity supply contracts with the generating companies aimed at supplying the public electricity service and optionally for the unregulated users was introduced.

The sale of energy that the generators make to distributors that are destined to the public service of electricity, will be carried out at Generation Level Prices that are calculated as the weighted average of Contracts without Bidding and Contracts resulting from Tenders. The purpose of this provision is to establish a mechanism that promotes investments in new generation capacity through long-term electricity supply contracts and firm prices with distribution companies.

Through of Supreme Decree No. 026‑2016‑EM, the Regulation of the Wholesale Electricity Market (MME Regulation) was approved. Among the main aspects of the MME Regulation are: it incorporates the definition "MME" which is made up of the short-term market ("MCP") and the mechanisms for assigning complementary services, operational inflexibilities and allocation of congestion rents.

The participants authorized to buy on the MCP are: the generators to meet their supply contracts; the distributing companies to serve their unregulated users, up to 10% of the maximum demand; and large users to attend to up to 10% of their maximum demand. The COES will calculate the marginal energy costs and marginal congestion costs, evaluate the transactions on the MME on a daily basis and the results will be made available to the participants on the COES web portal. The Congestion Rents will be assigned among the Participants in accordance with the provisions of the respective Procedure. The participants must have guarantees of payment of their obligations in the MME, in addition to incorporating the actions by the COES in the event of non-compliance with the payment obligations by a participant.

Legislative Decree No. 1,002 creates a promotional regime for non-conventional renewable sources of energy “RER”; it also creates a mechanism that guarantees income paid through the demand via the rate charged at the connection usage charge. Its purpose is to incorporate up to 5% of the production of electrical energy by means of renewable energy sources and the generation of RER is promoted via tenders.

Legislative decree No. 1,221 amends several articles of the Law on Electricity Concessions DL 25,844, introducing mainly the following changes in the scope of distribution:

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The Ministry of Energy and Mines will determine a Technical Responsibility Zone for each distribution concessionary Company, with the possibility of expanding their current concession zone by assuming nearby rural areas, whose Works may be financed by the State and received by the concessionary companies with a recognition of actual audited Operating and Maintenance costs.

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It establishes the carrying out of studies and the setting of Value Added Distribution (VAD) individually for each distribution concessionary Company providing services to more than 50,000 suppliers, according to the procedure set in the Regulations.

•	Recognition of an additional charge for technological innovation projects previous approved by OSINERGMIN, equivalent to a maximum percentage of the annual revenues.
•	Incentives to improve the quality of the service as of the current quality until the target value is achieved.

Through Supreme Decree No. 018‑2016‑EM it modifies the Enabling Regulations of the Electricity Concessions; the main amendments are that it incorporates the possibility of installing supplies with intelligent metering; these installations and their investment costs will be owned by the distribution Company; O&M will be considered in the VAD; the proposed Technical Responsibility Zones (ZRT) will be published in advance; technological innovation projects will be included in the VAD and they will be compensated by means of a charge for power.

Likewise, with respect to customers who may choose to belong to the regulated or free market, Supreme Decree No. 018-2016 maintained the following provisions:

•	The range for customers who may choose to be regulated or unregulated was maintained between 200 and 2500 kW.
•	The change of condition shall be notified to the current supplier at least one year in advance. The user must remain in the new condition for at least 3 years.
•	Customers whose peak demand is greater than 2,500 kW are unregulated customers.

Legislative Decree No.1,041 amended several articles of the Law on Electrical Concessions (DL No. 25,844) and the Law to Ensure Efficient Development of Electrical Generation (Law No. 28,832).

Supreme Decree No. 001‑2010‑EM regulated DL 1,041, which amends the electrical regulatory framework, for dispatching natural gas and the remuneration of power and energy. A special remunerative regime was also created for the cold reserve that will be put out to tender by PROINVERSION, to prevent any rationing due to a deficit in generation. As far as the transmission regime is concerned, the responsibility of payment of the rate base of the Guaranteed Transmission System was finally amended to assign it exclusively to the users.

Law No. 29,970 extends the guaranteed income mechanism of Law No. 27,133 to energy security projects and promotes the participation of State-owned companies in those projects. It creates a system of compensation for costs of natural gas in the north and south charged to the transmission usage charge. This law creates a subsidy mechanism to be paid for electrical demand to finance natural gas infrastructure (transportation, storage, support and others) and generation using natural gas, which results from the planning and awards processes managed by the State.

Within this framework, the South Peruvian Gas Pipeline Project (GSP) was tendered, a contract that was terminated in February 2017 due to the fact that the concessionaire did not comply with the financial closing within the established contractual term.

Through Law No. 30,754, the Framework Law on Climate Change was enacted. It is governed by the principles of Law 28,611, General Environmental Law; Law 28,245, Framework Law of the National Environmental Management System, National Environmental Policy, and the United Nations Framework Convention on Climate Change. It will allow the State to issue standards related to the development of RER generation, electric vehicles and sustainable investments consistent with the Paris Agreement.

Legislative Decree No. 1,394 modifies articles of the National Environmental Impact Assessment System Law (SEIA), and the Law creating SENACE. The objective is to strengthen the functioning of the competent authorities, in order to modernize and ensure a timely and efficient evaluation of environmental management instruments.

Legislative Decree No. 1,451 modified article 122 of the Law of Electrical Concessions, which defines the criteria for restricting vertical or horizontal integration in the sector. The modification incorporates provisions for those cases of vertical integration that do not qualify as acts of concentration according to the regulations of the matter.

Supreme Decree No. 033‑2017‑EM, stipulates that the Enabling Regulations of the Electricity Wholesale Market, approved by means of Supreme Decree No. 026‑2016‑EM, come into force as of January 1, 2018.

Supreme Decree No. 040‑2017‑EM amended articles 95 and 96 of the Enabling Regulations of the Law on Electricity Concessions, related to operating the system in Exceptional Situations and with the information on the generating units as provided by the agents that imply operating inflexibilities; article 7 of the Enabling Regulations of the Electricity Wholesale Market with regard to assigning costs for operating inflexibilities; and Final Provision Sixteen of the Technical Standard of Quality of the Electricity Services with regard to the fact that no sanctions and/or compensations are applied in Exceptional Situations.

Supreme Decree No. 043‑2017‑EM amended: article 5 of Supreme Decree No. 016‑2000‑EM, stipulating that the generating companies that use natural gas as fuel must declare the single price of gas once a year, coming into force as of July 1, 2018, except for the first period of the declaration. The COES checks that the declared value is at least the result of applying a formula that considers the Contractual Daily Amount, the specific consumption, take or pay contracts and the price of the supply of natural gas, without including transportation and distribution.

Supreme Decree No. 005-2018-EM modifies several articles of the Regulations of the Wholesale Electricity Market, approved by Supreme Decree No. 026-2016-EM, are modified in order to specify aspects related to the participation, guarantee, default, elimination or exclusion of participants in the MME.

Supreme Decree No. 017-2018-EM establishes the Rationing Mechanism for situations that place at risk the supply of natural gas, understood as an “emergency”, which is the total or partial shortage of natural gas in the internal market, duly qualified by the Ministry of Energy and Mines.

Supreme Decree No. 022-2018-EM (modified by D.S. No. 026-2018-EM) modifies the Regulation of Electricity Supply Tenders, approved by Supreme Decree No. 052-2007-EM, in order to establish provisions on the procedure for the evaluation of proposals for modification of contracts resulting from tenders.

Supreme Decree No. 014-2019-EM approved the Regulations for Environmental Protection in Electrical Activities, whose purpose is to promote and regulate the environmental management of electrical energy generation, transmission and distribution activities, with the aim of preventing, minimizing, rehabilitating and/or compensating for the negative environmental impacts derived from such activities, within a framework of sustainable development.

Supreme Decree No. 237-2019-EF approved the National Competitiveness and Productivity Plan, whose objective is to promote economic growth that will improve the population’s well-being in the medium term. There are 9 priority objectives, including Environmental Sustainability (OP9), which mentions within its guidelines (9.1) the Strategy for Financing Climate Change Measures and (9.4) the Strategy for Renewable Energy, Electromobility and Clean Fuels.

Supreme Resolution No. 006-2019-EM created the Multisectoral Commission for the Reform of the Electricity Subsector. Its purpose is to carry out an analysis of the electricity market and the regulatory framework of the Electricity and Hydrocarbons Sub-sectors, regarding the provision of electricity to the SEIN, in order to formulate proposals aimed at the adoption of measures that guarantee the sustainability and development of the Electricity Sub-sector. The commission’s term is 24 months.

Resolution OSINERGMIN N°144-2019-OS/CD modifies the Technical Procedure of COES Nº 26 "Calculation of Firm Capacity". This parameter is used to determine the revenue for  capacity of the generators in the COES, as well as the level of contracting that they can reach. From September 2019, the Firm Capacity for RER plants using wind, solar or tidal technology (before the modification it was zero), will be determined considering the energy production in the Peak Hours of the system.

Resolution OSINERGMIN Nº 161-2019-OS/CD approved the Procedure for the Supervision of the Parameters of the Operational Inflexibilities of the SEIN Generation Units.

Resolution OSINERGMIN No. 162-2019-OS/CD approved the Procedure for the Supervision and Control of the Natural Gas Rationing Mechanism.

Emergency Decree Nº 018-2019, established extraordinary investment promotion measures to boost the economy’s growth, through the adequate implementation of the portfolio of projects prioritized in the National Infrastructure Plan for Competitiveness (PNIC),

Emergency Decree No. 013-2019 established a regime to control business concentration operations in advance, in order to promote economic efficiency in the markets for the welfare of consumers. This includes: acts of business concentration that produce effects in the national territory, including acts of concentration carried out abroad, and measures with respect to economic agents that offer or demand goods or services in the market and carry out acts of concentration that produce or may produce anti-competitive effects in the national territory.

Resolution OSINERGMIN No. 207-2019-OS/CD establishes, in accordance with Law No. 30477, that the companies that hold concessions for public electricity services shall remove the overhead wiring located in certain Historical Centers indicated in said regulation, within a period of four years.

Supreme Decree No. 023-2019 EM extends the suspension of the implementation of the Regulation of the Secondary Market of Natural Gas approved by DS No. 046-2010-EM through  December 31, 2020. During this period the operations of the Secondary Market may be carried out by means of bilateral agreements.

Supreme Decree No. 013-2019 MINAM approved the Regulation of Law No. 30,754, Framework Law on Climate Change, for the planning, articulation, execution, monitoring, evaluation, reporting and dissemination of public policies for the integrated management of climate change, aimed at serving citizens, which seek to reduce the country’s vulnerability to the effects of climate change, take advantage of low-carbon development opportunities and meet the international commitments made by the state under the United Nations Framework Convention on Climate Change.

Non-Conventional Renewable Energy

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In Brazil,  ANEEL holds auctions by technology considering the expansion plan set by the Empresa de Pesquisa Energética (“EPE”), the planning agency; so that the target amount set for non-conventional renewable energy capacity is met.

There is no binding percentage of participation of non-conventional renewable energies in the Brazilian energy matrix and the expansion plan is an indicative plan with a 10-year expansion forecast for all sources. This plan is updated annually by EPE.

The incentive for participation in renewable sources in the Brazilian energy matrix are two discounts in the Distribution System Use Tariffs (“TUSD”) and Transmission System Use Tariffs (“TUST”) and the significant energy potential of these sources in the country.

This significant energy potential of renewable sources is proven in the auctions in Brazil. In June 2019, the A-4 auction was held specifically for wind, solar, hydro, SHP, CGH and biomass energy sources, with an average price of BRL137.50 140.82 MWh.

In addition, by the end of 2019, even though in the auction (A-6) took place  with the participation of thermoelectric plants, the participation of renewable sources was relevant (hydroelectric 14.94%, wind 34.92%, solar 17.79%, while thermoelectric was  32.35%).

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In Colombia, Law No. 1,715 was enacted in 2014, which created a legal framework for the development of non-conventional renewable energy, in which guidelines for declarations of public interest, as well as tax, tariff and accounting incentives were established. As part of the implementation, the Ministry of Mines and Energy enacted Decree No. 2,469 in 2014, establishing guidelines for energy policy on supply of self-generation surpluses. In 2014, CREG published resolution 132 defining the methodology for determining the firm energy of the geothermic plants to be able to access the Reliability Charge. Likewise, CREG issued Resolution No. 24/2015, regulating high-scale self-generation activity, and the Mining Energy Planning Unit (“UPME”) issued Resolution No. 281/2015, establishing the limit for low-scale (equal to 1MW) self-generation.

In addition, CREG issued Resolution Nos. 11 and 212 in 2015, encouraging mechanisms to act in response of the demand. Likewise, the regulatory authority published resolution 61 of 2015 to determine the methodology for calculating the firm energy of wind farms in order to enable them to participate in the Reliability Charge scheme, which was recently amended by resolution No. 167 of 2017. The Ministry of Mines and Energy issued Law Decree No. 1,623 in 2015 that established guidelines on zone expansion policies, and Law Decree No. 2,143 that outlined the application of fiscal and tax incentives established in Law No. 1,715. In 2016, the UPME issued Resolution No. 45/2016, establishing procedures for the request of certificates to support Sources of Non-Conventional Energy’s (FNCE in its Spanish acronym) projects and to obtain the list of goods and services exempted from duties or value added tax (“VAT”).

In 2017, CREG published Document 161 in which it set forth four alternatives for integrating Non-Conventional Sources of Renewable Energy (FNCER in its Spanish acronym) into the generating capacity, including: i) Green bonus, ii) Long-term contracts pay for what is generated, iii) Long-term contracts of average energy, and iv) Long-term contracts pay for what is contracted.

Law No.1,819 of 2016 on tax reform introduced a reduction in income tax for the promotion of non-conventional renewable energy sources and exclusion of VAT on equipment, technologies and services that offer an environmental benefit, as well as a carbon tax on all fossil fuels used for energy purposes and defined the guidelines for not applying the tax to users who certify that they are carbon-neutral, which is subsequently regulated by Decree No.926 of 2017.

In 2016, the Ministry of Environment and Sustainable Development (Ministerio de Ambiente y Desarrollo Sostenible or MADS) issued Resolution No. 1,283, which establishes the procedures and requirements for obtaining environmental certifications for new investments in projects for sources of non-conventional energy and the efficient management of energy, in order to obtain the tax benefits specified in Articles 11, 12, 13 and 14 of Law No. 1,715 of 2014. Likewise, MADS issued Resolution No. 1,312 in August 2016 that establishes referral terms for preparing Environmental Impact Study’s required for environmental licenses for sources of wind energy projects, as well as Resolution No. 1,670 of August 15, 2017 by which it adopted the terms of reference for the preparation of the Environmental Impact Study (EIA), required for the processing of the environmental license for projects using photovoltaic solar energy. MADS Resolution No.1,303 of 2018 modified Resolution No.1,283 of 2016 to carry out environmental benefit certifications for new investments in FNCER and efficient energy management projects.

Additionally, the Ministry of Environment and Sustainable Development, through Decree 2,462 of December 28, 2018, establishes that only projects exploring and using alternative energy sources that come from biomass to generate energy with an installed capacity greater than 10 MW, excluding solar, wind, geothermal and tidal energy sources, will require an Environmental Diagnosis of Alternatives, or DAA.

Finally, the UPME, through Resolution 703 of 2018, states the procedure and requirements in order to get the certification endorsing the FNCER, in order  to get the exclusion benefit from ICA and the exemption from the tariff charge addressed by articles 12 and 13 of Law 1,715 of 2014.

In February 2017, CREG, through Resolution No. 243 of 2016, issued the methodology for calculating the Firm Energy of the Photovoltaic Solar Plants, necessary for this technology to be able to participate in the assignations of the Reliability Charge. This resolution was amended by Resolution No. 201 of 2017.

In September 2017, the Ministry of Mines and Energy issued decree 1,543, which regulates the Non-Conventional Energy and Efficient Energy Management Fund, or FENOGE, whose purpose is to finance FNCER and efficient energy management programs, by fostering them, promoting them, stimulating them and incentivizing them, through the autonomous equity. Among others, programs and projects aimed at the residential sector of stratus 1, 2 and 3 may be financed in whole or in part both for implementing small-scale self-generation solutions and improving the energy efficiency by promoting good practices, equipment for the final use of energy, adapting internal installations and architectural remodeling.

The FENOGE Operating Manual, which contains aspects related to sources of financing, destination of resources, organizational structure, methodology for presenting and selecting projects and the execution process, was published recently by means of Resolution MME No. 41,407 of 2017.

In February 2018, CREG Resolution No. 030 of 2018 was issued with simplified procedures to authorize the connection of Small Scale Distributed Autogenerators (less than 1 MW), Large Scale Autogenerators up to 5 MW and Distributed Generators (up to 0.1 MW) using FNCER. In the case of resources less than 100 kW, a procedure was defined by means of a registration form with the Distributor, without the need for connection studies which entails very short periods of review of the application (5 days), as well as testing and connection (2 days), which in all cases requires minimum technical conditions in terms of electrical protection and safety.

In July 2019 Resolution No. CREG 060 was issued, which adjusts and “temporarily” adds some marketing considerations of the wholesale energy market and technical considerations related to  the Network Code, in relation to the integration of wind and solar photovoltaic plants into  the National Interconnected System, SIN, and considerations  related to phylum plants.

In March 2018, the Ministry of Mines and Energy issued Decree No. 0570 of 2018, by which the public policy guidelines for the contracting of Long-Term Energy are dictated. The objectives of the Decree are to strengthen the resilience of the generation matrix through risk diversification, promote competition and efficiency in price formation through new and existing projects, mitigate the effects of climate variability and change through the use of available renewable resources, strengthen national energy security and reduce greenhouse gas (GHG) emissions, in accordance with COP 21 commitments. The Ministry of Mines and Energy, CREG, UPME, and other competent entities have a period of 12 months from the entry into force of the Decree to update the current regulations that allow planning, connection, operation, and measurement for the integration of electricity generation projects that are developed from the application of the mechanism.

Giving continuity to the mentioned Decree, the Ministry of Mines and Energy issued Resolutions 40,791 and 40,795 of August 2018, finalizing the construction cycle of the public policy that will allow to comply with the objectives of strengthening, complementing and diversifying the energy matrix of the country and establishing a historical milestone such as the launching of the first long term electric energy auction in the country. As a fundamental element of the issuance of these resolutions, a long-term energy auction is created that will allow, among others, the greater incorporation of renewable energies into the national energy system.

Through Resolutions 41,307 and 41,314 of December 2018, the Ministry of Mines and Energy officially called for the first auction of electricity for long-term contracting, which took place on February 26, 2019 which in order to diversify, complement and boost the competitiveness of the energy matrix, making it more resilient to climate variability, contributing to the reduction of carbon dioxide emissions and guaranteeing the country’s energy security.

This auction took place on February 26, 2019, but it did not result in the award of long-term contracts of annual average energy because the indicators of the competition (concentration and dominance) were not exceeded as foreseen by CREG. The Ministry announced a second auction of energy would be held on October 22, 2019.

Consequently, with the aim of having a resilient and complementary electricity generation matrix while reducing GHG emissions and promoting competition in the sector, the Ministry of Mines and Energy UPME and CREG have made a series of adjustments to the auction regulations. Resolution 40678 modified the PRGF mechanism, establishing a voluntary participation auction, exclusively for 12 new FNCER projects, with two requiriments:  1)  closed envelope, with a ceiling price in $COP/kWh and whose product is a standard contract to pay the contract, in 15 years. and 2) with a start date of January 1, 2022.

In Resolution No. 40,725 of 2019, the Ministry of Mines and Energy  also defined a complementary mechanism to assign the positive difference, if any, between the target demand and the amount of energy assigned in the auction for long-term contracting. Likewise, Resolution No. 40,715 regulated Article 296 of the National Development Plan, determining that 10% of energy purchases  serving regulated end users must be contracted with non-conventional renewable energy sources.

The Ministry of Mines and Energy, through UPME, accelerated the second auction of long-term contracts in October 2019, after a first auction was  declared unsuccessful in February. This auction, exclusively for non-conventional renewable energy sources, resulted in  the assignment of long-term contracts to 7 generating companies and 22 marketing companies. The auction closed with a weighted average allocation price of $95.65 kilowatt per hour.

In May 2019, Law No. 1,955, the National Development Plan 2018-2022 “Pact for Colombia, Pact for Equity”, was approved. Among others, the following topics of the definitive law stand out: (i). Tax benefit: those who make investments in FNCER will have the right to deduct 50% of the total investment made from their income over a period of no more than 15 years; and (ii). Energy matrix buys FNCER Energy in long-term contracts: marketers will be obliged to purchase electric energy from FNCER (between 8% and 10% of their purchases). In any case, the Ministry of Mines and Energy or its delegated entity will regulate the scope of the obligation.

In July 2019, the National Government issued Law 1964 of 2019, which aims to generate programs to promote the use of electric vehicles with zero emissions, in order to contribute to sustainable mobility and the reduction of pollutant emissions and greenhouse gases.

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In Peru, a target up to 5% has been set as the non-conventional renewable energy share in the country’s energy system. It is a nonbinding target and the regulatory agency, OSINERGMIN, holds differential quota tenders by technology and limited prices to help reach the goal.

In 2016, the Fourth Tender of Energy Supply with Renewable Energy Resources (“RER” in its Spanish acronym) for the National Interconnected Electricity System (“SEIN” in its Spanish acronym) was carried out. The tender was awarded to thirteen projects consisting of two biomass plants, two solar plants, three wind plants and six hydroelectrical plants, and will add 430.1 MW to the SEIN. The reference date for commercial operation of these RER generation projects of this tender is until 2020. The average tariffs per MWh awarded were: US$ 77 for biomass; US$ 37 for wind; US$ 48 for solar; and US$ 46 for hydro.

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In Argentina, on October 21, 2015, Law No. 27,191 for Renewable Energy was published, replacing Law No. 26,190. The new regulation postpones reaching an 8% share in the national demand of energy with renewable sources for generation to December 31, 2017 and establishes a second stage goal of reaching a 20% share in 2025 by establishing mid-objectives of 12%,  16% and 18% for the years ended 2019, 2021, and 2023. The enacted law creates a Fiduciary Fund (“FODER”) to finance works, grant tax benefits for renewable energy projects and establish exemptions for specific taxes and national, provincial and municipality royalties until December 31, 2025. The customers categorized as Large Users (>300 Kw) will comply on an individual basis with the renewable share goals, establishing that the price of contracts will not exceed US$ 113 per MWh, and setting sanctions for those not fulfilling the goals.

On March 30, 2016, Decree No. 531/16 was published and established the following formalities for the implementation of Law No. 27,191 and the modified Law No. 26,190:

•	The Ministry of Energy and Mining (“MEyM” in its Spanish acronym) is the regulator authority.
•	Generators/traders are allowed to enter into contracts requesting a demand equal to or more than 300 KW or with distribution companies acting on their behalf.
•	CAMMESA will call public tenders to supply consumers with a demand of less than 300 KW.
•	All CAMMESA’s purchases are guaranteed by the Fiduciary Fund (“FODER”).
•	The FODER will be financed with funds from the Treasury and a specific fee will be applied to the demand supplied by CAMMESA.
•	The energy goals must be fulfilled with renewable energy generated from power plants within the country.
•	To use the tax benefits, it is necessary to have an authorized certificate of inclusion within the renewable energy regime.

The MEyM, CAMMESA and the Executive Committee will be responsible for establishing the methodology for determining fines for the non-compliance of goals, the use of the Fiduciary Fund (FODER) and tender specifications.

MEyM Resolution Nos. 71/2016 and 72/2016, both issued on May 17, 2016, as part of the implementation of Law No. 27,191 and Decree No.531/16, began the process of public tenders for contracts within the Wholesale Electricity Market of renewable energy under the so called “Programa RenovAr – Ronda 1” with a total requirement of 1,000 MW distributed as: Wind: 600 MW; Solar: 300 MW; Biomass: 65 MW; Mini-hydro: 20 MW; and Biogas: 15 MW.

The tender is structured with a maximum price for technology as established by the government. CAMMESA is the buyer of the energy with prices in US$ per MW (without indexation) and contracts for a 20 ‑year term.

A total of 123 offers with an aggregate 6,366 MW participated in the tender, of which 105 complied with the specifications (42 wind energy offers, totaling 2,870 MW; 50 solar energy offers, totaling 2,305 MW; 8 biomass and biogas energy offers, totaling 23 MW and 5 micro-hydro offers, totaling 11 MW. On September 30, 2016, after reviewing the economic offers, the results indicated that most of the offers were below the Maximum Tender Price established by the MEyM. The minimum price for wind energy was US$ 49 per MWh and US$ 59 per MWh for solar energy. Finally, the Ronda 1 of the Programa RenovAr awarded 29 projects for a total of 1,142 MW.

Subsequently, a new tender (“Ronda 1.5”) was carried out for Programa RenovAr, which awarded 30 projects with a total of 1,281.5 MW at an average price of US$ 54 per MWh (765.4 MW wind and 516.2 MW solar).

Finally, Programa RenovAr (Ronda 1 and 1.5) awarded 59 projects with a total of 2,423.5 MW at a weighted average price of US$ 57.44 per MWh. All of the Ronda 1 projects already signed their contracts and subsequently the same will be done with the Ronda 1.5 contracts.

On August 17, 2017, by means of MEyM Resolution No. 275‑E/2017 The National and International Open Call for Bids was made to interested parties in bidding for contracting, in MEM, electrical energy from renewable sources of generation within the framework of “Programa RenovAr (Ronda 2)”. The idea is to award 1,200 MW (550 MW wind and 450 MW solar). The date for submitting the bids is October 19, 2017, and the award will be made on November 29, 2017.

Subsequently via Resolution No. 473/2017, the qualified, but unsuccessful projects, were invited following the original order of merit until an additional number equivalent to 50% of the original call for bids was filled.

In all, for Ronda 2 of the Programa RenovAr,  88 projects for 2,043 MW were awarded in 18 provinces at an average price of US$51.5 per MWh.

Furthermore, on August 18, 2017, MEyM Resolution 281/2017, stipulating the regime of the Market of Electrical Energy from Renewable Sources was published. Subsequently, various administrative aspects were regulated by means of provision No. 1/18 of the Undersecretariat of Renewable Energy.

In September 2018, the Undersecretary for Renewable Energies presented Round 3 of the Programa RenovAr, known as MiniRen, whose main characteristic is the use of the capacities available in medium voltage networks and the promotion of regional development in Argentina.

The RenovAr MiniRen program offers 400 MW of power throughout Argentina, to be connected to medium voltage networks of 13.2 kV, 33 kV and 66 kV. The maximum allowed power per project is 10 MW, while the minimum is 0.5 MW.

In regards to the contractual part, the awarded projects will sign an electric power supply contract (PPA) with CAMMESA, in the same way as in the previous rounds, and an agreement to adhere to the FODER to guarantee 3 months of invoicing for the contracted projects.

The schedule for Round 3 began in October with the publication of the specifications, and will continue from March 2019 with the period for submitting bids, the process of qualification, award and signing of contracts that will end in July 2019.

On the other hand, from Round 2 a total of 82 projects were signed for 1,969.1 MW out of 88 awarded projects. The Secretariat of Energy of the Ministry of Finance reported that the period for signing contracts for the supply of renewable electricity had ended.

As of September 2019, nearly 50 of the 88 projects approved during the second round of the RenovAr programwere in a situatuib of virtual paralysis, due, among other things, to difficulties on the part of the successful bidders in securing appropriate financing and guarantees.

For this reason, on September 11, 2019 the Undersecretary of Renewable Energy and Energy Efficiency, Sebastián Kind, sent a note to CAMMESA instructing it to temporarily suspend the injunctions for failure to meet the scheduled dates for the progress of work on renewable energy supply contracts.

On October 8, the Undersecretary sent a note after a little less than 30 days, repealing all the instructions in the first note.

In February 2019 Resolution No. 28/2019 was published in the Official Gazette with the purpose of approving the supplementary rules of the Regime for the Promotion of Distributed Renewable Enery Integrated into the Public Electricity Network.

Limits on integration and concentration

In general, all of the countries have legislation in effect that defends free competition and, together with specific regulations that apply to the electricity market, defines criteria to avoid certain levels of economic concentration and/or abusive market practices.

In principle, the regulators allow the participation of companies in different activities (e.g. generation, distribution, and commercialization) as long as there is an adequate separation of each activity, for both accounting and company purposes. Nevertheless, most of the restrictions imposed involve the transmission sector mainly due to its nature and to the need to guarantee adequate access to all agents. In Argentina and Colombia, there are specific restrictions if generation or distribution companies want to become majority shareholders in transmission companies.

Regarding concentration in a specific sector, in Argentina, there are no specific limits that affect the vertical or horizontal integration of a company. In Peru, integration is subject to the authorization of the Instituto Nacional de Defensa de la Competencia y Protección de la Propiedad Intelectual (“INDECOPI”), an antitrust authority that is able to establish commercial conduct. In Colombia, no company may have a direct or indirect market share of over 25% in electricity sale activities, although two criteria have been established for generating activity. In May 2019, Law No.1,955, of the National Development indicates that in order to ensure the sustainability of the provision of the service on the Caribbean Coast, the limits on the participation in the commercialization activity may be higher, than the current regulatory limit by possibly as much as 10 additional percentage points.

One of these relates to participation limits depending on market concentration (HHI) and the size of the players according to their Firm Energy, and the other relates to pivotally conditions in the market depending on the availability of resources to meet system demand. In addition, Colombian companies created after the Public Service Law was enacted in 1994, can only engage in activities that complement generation/sales and distribution/sales. Finally, in Brazil, with the changes taking place in the power industry under Law No. 10,848/2004 and Decree No. 5,163/2004, the ANEEL gradually perfected regulations, eliminating concentration limits as no longer compatible with the prevailing regulatory environment. However, regulatory approval is required for consolidations or mergers to take place between players operating within the same business segment.

In July 2019, in Colombia, CREG No. 079 of 2019, the purpose of which is to ensure that the level of contracting between vertically integrated and/or controlled companies does not change until CREG approves its own definitive path with respect to maximum  contracting.

Market for unregulated customers

In all of the countries where the Group operates, distributing companies can supply their customers under regulated or freely-agreed conditions. The supply limitations imposed on the unregulated market are as follows:

Country	kW threshold
Argentina	>30 kW
Brazil	>2,000 kW or >500 kW (1)
Colombia	>100 kW or 55 MWh-month
Peru	>200 kW (2)

(1)	The >500 kW limit applies if energy is purchased from renewable sources, for which the government provides incentives through a discount on tolls.
(2)	On July 24, 2016, Supreme Decree No. 018‑016‑EM established that:
•	the demand of customers that can choose between regulated and unregulated markets (those clients with a demand between 200 kW and 2,500 kW) is measured by each point of supply;
•	regulated customers whose demand is over 2,500 kW, will remain as regulated customers for one year; and
•	customers whose demand at each point of supply is more than 2,500 kW are classified as unregulated customers.

b)    Tariff Revisions:

General Aspects

In the countries where the Group operates, selling prices charged to clients are based on the purchase price paid to generators plus a component associated with the value added in distribution. Regulators set this value periodically through reviews of distribution tariffs. As a result, distribution is essentially a regulated activity.

Argentina

In Argentina, the first review of Edesur’s tariffs scheduled for 2001 was cancelled by the authorities due to the country’s economic and financial crisis, and tariffs were frozen starting with that year. Edesur’s tariff restructuring started in 2007 with the enforcement of the “Acta Acuerdo,” or Agreement Act. The last tariff adjustment made to date went into effect in 2008 (with a positive effect on the added value distribution, or VAD), when tariffs were adjusted for inflation (applying the cost monitoring mechanism, or MMC, provided for in the Agreement Act).

In November 2012, ENRE passed Resolution No. 347 authorizing a fixed charge to be added on invoices which differs for various categories of customers. This charge will finance infrastructure works and corrective maintenance through a trust (FOCEDE). Additionally, in July 2012, ENRE appointed an observer in Edesur; the appointment is still in effect, although this does not imply loss of control of the company.

SE Resolution No. 250/13 was published in May 2013 authorizing compensation for Edesur’s debt corresponding to revenues originating from the application of the Program for the Rational Use of Electricity (PUREE) until February 2013, with a credit in its favor from recognition of the MMC for the six-month periods between May 2007 and February 2013. In addition, the SE Resolution No. 250/13 instructed CAMMESA to issue in Edesur’s favor what are termed as Sales Settlements with Unspecified Due Dates for values exceeding the compensation mentioned above, and authorized CAMMESA to receive these settlements as partial payment of Edesur’s debt.

Subsequently, SE Resolution No. 250/13 was supplemented and extended to December 2014 by SE Nos. 6852, 4012, 486 and 1136. The accounting effects of these compensations positively affect the company's financial results. However, to date, the Comprehensive Tariff Review included in the Renegotiation Agreement Act is still pending in order to adapt revenues to Edesur’s costs and obligations.

On March 11, 2015, the Secretary of Energy issued Resolution No. 32/2015, which among other things: (i) approved a transitory revenue increase for Edesur as of February 1, 2015 to pay for the energy acquired from the electricity market, salaries and assets and services supply; such increase, on account of the Integral Tariff Review (“RTI” in its Spanish acronym), arose from the difference between a theoretical tariff framework and the tariff framework in force for each category of user, according to the calculations of the Ente Nacional Regulador de la Electricidad (“ENRE”), and will not be converted into a tariff, but instead will be satisfied with transfers from CAMMESA to Edesur with Argentine National Government funds; (ii) provided that as of February 1, 2015, the funds from the PUREE will be considered part of Edesur revenues, also on account of the RTI; (iii) confirmed the procedure for the Cost Monitoring Mechanism (“MMC”) through January 31, 2015; and (iv) instructed CAMMESA to issue LVFVD in amounts determined by ENRE as a result of higher salary costs for Edesur due to the application of Resolution No. 836/2014 of the Secretary of Labor. In addition, Resolution No. 32/2015 allowed payment plans to be defined for the payment of remaining balances with the Wholesale Electricity Market (“MEM”) and instructed ENRE to initiate actions prior to the RTI process.

Although SE Resolution No. 32/2015 represented the first step towards an improvement in the economic situation of Edesur, it anticipates that investments will still be financed with mutual loans with CAMMESA. Mechanisms for the payment of remaining balances with MEM are still pending, as well as, revenue updates from increases in operational costs. On the other hand, tariffs have remained frozen since 2008.

On December 16, 2015, the National Executive Branch enacted Decree No. 134/2015, which declared a state of emergency for the National Electricity sector through December 31, 2017, and instructed the newly created Ministry of Energy and Mining (“MEyM” in its Spanish acronym) to prepare and implement a national program to improve the quality and safety of the electrical supply and guarantee that it is provided under the best technical and economic conditions.

In following with those instructions, on January 27, 2016, MEyM Resolution No. 6/2016 was published, which approved the Summer Quarterly Re-Scheduling (February 2016 – April 2017) tariffs for the MEM consider a reduction in tariff subsidies and differentiate pricing schemes for those residential customers saving energy, and a new social tariff.

In addition, on January 28, 2016, MEyM Resolution No. 7 applicable specifically to Edesur S.A. and Edenor S.A. was published, instructing the ENRE to adjust, through the RTI, the value added from distribution (“VAD”) in the tariff tables for energy distribution companies, by using the Transition Tariff Regime. MEyM Resolution No. 7 further instructed that a social tariff be applied instead of PUREE to the population of consumers falling under the criteria defined by the resolution. Finally, the resolution instructed that all necessary procedures be carried out to apply the RTI to energy distribution companies.

On January 29, 2016, ENRE issued Resolution Nos. 1 and 2 to return to Law No. 24,065 and normalize the electricity sector that was claimed by Edesur’s representative’s multiple times. Resolution No. 1/2016 established the new tariff table to be applied to each type of customer as of February 1, 2016 and in accordance with the guidelines of MEyM Resolution No. 7/2016, as well as, the new rules on supplying for streamlining with monthly invoicing. Resolution No. 2 terminated FOCEDE, which was created on January 31, 2012, and created a new mechanism for funds collected through Resolution No. 347/12 that are now deposited to a bank account authorized by the Argentine Central Bank instead of a fiduciary fund.

On April 5, 2016, the Secretary of Energy issued Resolution Nos. 54 and 55. Resolution No. 54 approved the tender specifications expected to be granted on May 27, 2016, for contracting an advisor for the RTI of Edesur. Resolution No. 55 approved the RTI program for 2016, which defined the criteria and methodology that Edesur must follow to perform its tariff studies. To prepare tariff proposals, the ENRE defined target quality parameters and the managing criteria to be used by Edesur, as well as the internal rate of return to be used in the calculation of their distribution cost.

On August 8, 2016, as part of the tariff renegotiation process, ENRE issued Resolution No. 463/2016, establishing the quality parameters for technical services and the value of costs for non-supplied energy required to complete the RTI.

Likewise, on August 29, 2016, ENRE issued Resolution No. 492/2016, establishing the quality parameters for commercial services and technical products. This resolution contains economic parameters for compliance with terms and time reductions for re-establishing energy supplies.

On August 30, 2016, ENRE stated that the Internal Rate of Return would be 12.46% pre-tax and 8.10% after tax.

Edesur submitted reports requested under ENRE Resolution No. 55/2016. On September 1, 2016, it submitted the reports “Red Ideal” and “Plan de Inversiones Plurianuales”, and on September 6, 2016, it submitted reports related to the basis and criteria for (i) operating costs; (ii) requirements for revenues and tariff calculations; (iii) tariff structure and transferring of costs to wholesale consumers; (iv) the mechanism for updating its own distribution costs; and (v) results and its economic-financial model.

On February 1, 2017, ENRE issued Resolution No. 64/2017, which finalized the RTI and that as a result of it establishes the annual remuneration recognized to Edesur S.A. in the sum of Arg$14,539,836,941 (ThUS$944,448).

In connection with the new tariff structure and charges, MEyM instructed ENRE to limit the VAD increase as a result of the RTI process to be applied as of February 1, 2017 to 42% as compared to the VAD currently in effect. The application of the remaining VAD increase would be made in two stages: the first stage in November 2017 and the second stage in February 2018.

In addition, it instructed ENRE to compensate Edesur S.A. and Edenor S.A. for the difference in VAD as a result of the gradual application of the tariff increases in the RTI, in 48 installments beginning on February 1, 2018, which will be incorporated to the VAD determined on that date.

The new regulation also sets the method for updating the revenues of distribution companies based on fluctuations in economic prices, and all other matters related to service quality and supply requirements.

Upon setting the distribution tariff tables, including the instruction of the MEyM, and the provisions of SEE Resolution No. 20/2017 on seasonal prices from invoicing effective February 1, 2017, the temporary tariff stage of Edesur and the Agreement Act were finalized. Consequently, Edesur will be ruled by the terms stated in its concession contract.

On November 1, 2017, ENRE published Resolution 525 partially sustaining the Appeal for Reconsideration of Judgment filed by Edesur against ENRE 64/2017, accepting its points about the treatment of easements and requesting the company to remit its annual easement regularization plan to be implemented in the period 2017/2021 within sixty days of this notification, and likewise with regard to recognition of the CAMMESA expenses, rates and others that must be present in any future ex-post adjustments and minor modifications to the quality regime and other recognitions.

On December 1, 2017, via Resolution 602, ENRE resolved to approve the new values of the Own Distribution Cost of Edesur, by applying the mechanisms provided for in the RTI. At the same time, it issued the Rate Tables reflecting the Seasonal Prices (generation and transportation) contained in the resolution of Secretariat of Electrical Energy No. 1091 of 2017, as well as the new Welfare Rate subsidy tables and bonus for savings in consumption for residential users. As a continuation of the same event, on January 31, 2018, ENRE approved the new values effective as of February 1, 2018. These tables include a new reduction of wholesale price subsidies, taking it up to a value of 90% of the seasonal price operated in 2017. In addition, they maintain the subsidies to the social rate and a bonus of the stimulus plan, for reduction of the smaller power consumption.

Regarding the Distribution Added Value component, the third installment of the Distribution Cost Increase corresponding to the RTI, the proportional part of the deferred revenue, the Cost Monitoring Mechanism was included in this rate schedule corresponding to the period and the application of the Efficiency Factor. Reflecting, the latter, the compliance by Edesur of the Investment Plan committed in the RTI whenever the expected value was reached.

In this way, the Edesur rate reaches ARS2.2828 per kWh without taxes as of February 1, 2018.

In parallel and in order to resume the normal structural conditions, the Argentine National Government decided not to extend the validity of the Electric Emergency Law (valid until December 31, 2017) and the Economic Emergency (effective until January 6, 2018).

On the other hand, on April 17, 2017, the MEyM issued a note which instructs the Secretariat of Electric Energy (SEE) to determine within 120 working days if there are pending obligations of the Agreement and the treatment to be granted, and to issue a final resolution report during the following 30 days. For these purposes, the SEE requested that Edesur, ENRE and CAMMESA provide the pertinent information.

Also on May 31, 2018, ENRE issued Resolution 0170 which resolves to approve the sanctioning regime for departing from the Investment Plan presented by the distribution companies at the time of the RTI.

On July, 30, 2018, within the framework of the Ministry of Energy’s intention to gradually increase tariffs, a commitment was signed between MINE and Edesur whereby Edesur will receive 50% of the increase corresponding to the adjustment mechanism foreseen in the tariff as of August 1, receiving the remaining 50% in 6 installments adjusted as of February 1, 2018 and maintaining the Agreed Investment Plan in the RTI.  The same commitment was also signed by Edenor simultaneously.

Under the agreed commitment, on August 1, 2018, 50% (7.925%) of the increase corresponding to the August 2018 application of the MMC to Distribution Added Value was applied. Together with this increase continued the intention of elimination of subsidies to the wholesale price of energy, which had been delayed by the devaluation of June and July. With an increase of almost 50%, this led to the price of the Distributors’ Large Users (demand greater than 300 kW-months) at approximately ARS$2,700 per MWh and the rest of the distributors’ demand at approximately ARS$1,400 per MWh. In addition the ex-post adjustments were applied corresponding to the reimbursement of the AT Transportation costs of the previous Tariff Schedule (modification of regulations) and to the amounts recognized as compensation for the Debit/Credit tax and the Safety and Hygiene Rates.

On the other hand, MINE used this occasion to modify the TOPES to the Social Rate (maximum % of invoicing with respect to a normal residential customer), thus reducing the subsidies to this rate and the distortions caused in this concept to Distributors that are still pending solution and analysis by ENRE. Regardless of which, the resolution was appealed on August 13, 2018.

On August 23, 2018, ENRE, through Resolution 222, rejected the appeal filed by Edesur against the sanctioning regime for deviating from the Investment Plan presented in the RTI and published on May 31, 2018. In turn, on September 5, 2018, Edesur filed a new Subsidy Appeal against said resolution.

On December 10, ENRE published Resolution 318/2018 in which it approved the methodology and updated the values of remuneration for the sub-transmission service (PAFTT) offered among the distributors Edesur, Edenor and Edelap, effective as of March 6, 2017. This was pending in the Comprehensive Tariff Review. This mechanism makes it possible to remunerate operation and maintenance costs, as well as the recognition of the corresponding losses and the transfer to the tariff of the costs incurred by Edesur for this concept.

Additionally, by means of Resolution No. 366 of the Secretariat of Energy of December 27, 2018, announced  that the new supply cost is approximately 68 US$/MWh, which is 13% lower than the one established in August 2018 due to the improvements in the gas contracts obtained by CAMMESA and the decrease in the international price of oil. On the other hand, the future Seasonal Prices to be transferred to the end users’ tariff continue with   subsidy reductions foreseen by the authorities going from around 30% in February to 15% subsidy in August 2019. However, these prices translated into local currency mean an initial increase of 26% in February 2019 and subsequent increases of 6% in May and August 2019.

On December 4, 2018, the 2019 Budget Bill 27,467 was passed, which included in its article No. 124, and as part of the negotiations for its approval, the administrative transfer of the control and outlays with respect to subsidies to the Social Rate from the National State to the Autonomous City of Buenos Aires and the Province of Buenos Aires from January 1, 2019.

On February 1, 2019, ENRE Resolutions 24/2019 and 26/2019 were published in the Official Gazette. The former approved the values of the Rate Table in effect as from the invoicing corresponding to the reading of meters after midnight February 1, 2019 according to the increases in the Energy Stabilized Price and the Reference Price of power, as set by Resolution SGE 366/2019. Also the FNEE increase is included, from ARS15.5 per MWh to ARS80 per MWh, while the AT Transport Cost had no changes. The second resolution (res. 26/2019) approves the new values of the Distribution Own Cost in effect as from the same period as the first one (February 2019), stating that they will be applied from March 1, 2019.  With the increase of VAD in February 2019 the MMC variation is included for the period August 2018 to February 2019 of 23.57%, the X factor of -5.42% and the Q factor (investments) of 1.74%. This last value involves an overage in relation to the guideline already set in RTI, which was of 1.58%.  Additionally, the recovery corresponding to the 50% deferral of VAD increase is incorporated, which should have occurred in August 2018 (7.93%), as well as the deferral of one month of this last increase (from February to March 2019). With the increases given, the VAD defined by the RTI has become regulated.

In relation to the Social Rate that was no longer funded by the National State from January 1, 2019, both the Autonomous City of Buenos Aires and the Province of Buenos Aires undertook the commitment of continuing with the system in effect through notes NO-2019-01998408MEFGC and NO-2019-00281203-GDEBA-DPSPMIYSPGP (January 7 and January 4, respectively) also stating the origin of the funds for such a purpose (CABA Law 6,608, PBA art. 103 of Law No. 15,078).  This is why ENRE instructs Edesur to keep the application of the Social Rate, including Maximum Amounts through notes NO-2019-02728808 and its supplementary note NO-2019-06075459, in reply to our note GAL 832 as of December 28, 2018.

On March 11, 2019 coinciding with the maturity of CAMMESA’s purchase invoice of Electric Energy, the subsidy for the Social Rate has been collected, as well as the maximum amount of the Social Rate for January. The process was carried out by offsetting in the purchase invoice the amounts transferred by the City of Buenos Aires and the Province of Buenos Aires from the Information of the Purchase Statement to CAMMESA and of the maximum amounts reported by ENRE.

On May 2, 2019, the new table of rates was published; containing an update of the Seasonal Price for May-July 2019. The new feature is a differential price for the residential segment in order to keep it for increasing (per measures announced by the government on April 17, 2019). It will be applied beginning with consumption starting on May 1, 2019.

In order to maintain the subsidy removal schedule originally reported in December, the rest of the segments have been increased to a greater extent. This results in a total average increase of 2%, with an increase in the order of 4% in the commercial and industrial segments.

On July 18, 2019 by means of Resolution No. 189/19, ENRE completed to the regulations to be applied to the User-Generators (distributed generation). The most relevant aspects of the resolution are:

a)	The approval of the Injection Tariffs for Users-Generators of the various tariff categories, corresponding to the Stabilized Energy Prices (PEE) and the Stabilized Transport Price (PET).
b)	The parameters established for the Users-Generators of the T1 category with respect to the maximum value registered between the acquired or demanded and the energy injected.
c)

The parameters set for the User-Generators of T2 and T3 categories with respect to the Capacity to be Invoiced for  Distribution Service which will  be the maximum between the power consumed and the power injected.

Note that the whole set of regulations issued under  Law 27,424 (on the Promotion of Distributed Generation) to resolutions ENRE Resolutions Nos. 111/19 and 189/19 affirms  the position of Argentine regulation for the protection of Edesur's remuneration.

As of August 1, 2019, both the application of the Cost Monitoring Mechanism to adjust the remuneration to be received by Edesur and the increase in the Seasonal Price provided for by Resolution No. 14/19 of the Secretariat of Renewable Resources and the Electricity Market, and subsequently ratified by Resolution No. 26 of the Secretariat of Renewable Resources and the Electricity Market of September 3, 2019, would have been applicable.  However, within the adverse framework for the current administration of the Simultaneous and Mandatory Open Primary, on September 19, Edesur signed an agreement with the national government for the maintenance of the tariff tables by means of which the national government informed ENRE that, during the six-month period which began on August 1, 2019, the national government would maintain the tariff tables in effect prior to the start of such period for all tariff categories.  This means that Edesur will continue receiving the compensation included in these tables due to previous recoveries and deferrals (ENRE Resolution No. 26/19). The difference generated in the VAD and the difference in relation to the seasonal prices for the period from August 1, 2019 to December 31, 2019, will be recovered in 7 monthly installments from January 1, 2020. Within this framework, it was agreed to postpone the payment of any penalties until March 1, 2020 at their original value plus any updates that may apply at the time of payment, for recovery in 6 monthly installments. Edesur is committed to maintaining the quality of its service.

Accordingly, on September 20, 2019 the national government, on the one hand, and Edesur and Edenor, on the other, signed the Agreement for the Extension of the New Framework Agreement, which extends it from January 1, 2019 to May 31, 2019. Through this agreement, the national government assumed the commitment to pay the amounts corresponding to its percentage of the economic contribution for the supply of electricity to the settlements in the area of the Province of Buenos Aires.

Finally, through the publication of Regulatory Decree No. 1289 of 1 October 2019 by the Province of Buenos Aires and the previous sanction and publication of Law No. 6180, Decree No. 263 and Supplementary Resolution No. 161 of June 30, 2019 by the Autonomous City of Buenos Aires, both provinces ratified the provisions of the so-called "Fiscal Consensus 2018" and Article No. 124 of Law No. 27.469, substantiating hereby the transfer of the regulators in charge of this Company from the national government to the jurisdictions of the Province of Buenos Aires and the Autonomous City of Buenos Aires.

On December 10, 2019, Dr. Alberto Fernandez took office as President and Dr. Cristina Fernandez de Kirchner as Vice-President.

On Friday, December 20, 2019, the National Congress approved Law No. 27,541 on Social Solidarity Reactivation of Production in the Public Emergency Framework Of The Public Emergency, which declares a public emergency in economic, financial, fiscal, administrative, pension, tariff, energy, health and social matters until December 31, 2020. Article 5 empowers the National Executive Power to maintain the tariffs under federal jurisdiction for electricity and gas and to initiate a process of renegotiation of the Comprehensive Tariff Review in force in an extraordinary manner for a maximum period of up to 180 days, aimed at reducing the actual tariff burden on households, businesses and industries by the year 2020. Article 6 enables ENRE to maintain its competency during the emergency by, in Article 7, suspending the validity of the second paragraph of Article 124 of Law No. 27,467.

On Friday, December 27, 2019, the ENRE, under the provisions of Article 7 of Law No. 27,541, instructed Edesur not to modify the Tariff Schedule in force even though it no longer belongs to the federal jurisdiction.

Brazil

In Brazil, there are three types of tariff adjustments: i) Ordinary Tariff Reviews (“RTO”) which are conducted periodically in accordance with the provisions in the concession contracts (in Enel Distribución Ceará and Enel Distribución São Paulo every 4 years and in Enel Distribución Río and Enel Distribución Goiás every 5 years); (ii) Annual Adjustments (“IRT”) since Brazil, unlike other countries, does not automatically index its tariffs to inflation; and (iii) Extraordinary Reviews (“RTE”) when important events have occurred that may affect the financial situation of the distributors.

In September 2012, the government approved Temporary Measure 579, one purpose of which was to reduce certain electricity tariff taxes and special charges paid by the final user, which will be paid in the future with the state budget. In January 2013, the Temporary Measure became Law 12,783, giving rise to Extraordinary Tariff Reviews that resulted in tariffs dropping an average of 18% throughout the country. This reduction affected Enel Distribución Río S.A. and Enel Distribución Ceará S.A. from the end of January 2012 to April 2013 (when the respective annual readjustments went into effect).

In April 2014, ANEEL finalized its periodic tariff review of Enel Distribución Río S.A. for the 2014‑2019 period with retrospective effect on March 15, 2014.

On March 1, 2015, through Resolution No. 1858/2015, Enel Distribución Ceará S.A. had an extraordinary review when its rate increased by 10.28% for purposes of face the increases in charges (Energy Development Account - CDE) and the costs of energy purchase.

The last periodic tariff review of Enel Distribución Ceará S.A. was made in 2015 (the first of our distribution companies using the new fourth tariff cycle technology) for the 2015 – 2019 period, effective beginning on April 22, 2015. Such review was provisional as the methodologies of tariff review were not approved in time. The additional average increase in tariffs was 11.69% as approved under Resolution No. 1882/2015.

Enel Distribución Ceará S.A. will begin to use the fourth tariff cycle methodology in its tariff review in March 2019; however, in March 2015 it has a final average increase of 37.3% (Resolution No. 1,869/2015) essentially due to increases in Section A.

Finally, still in the scope of the fourth tariff cycle, on November 17, 2015, Chapter 2.3 of the Tariff Review Procedures related to the determination of the Basis for Remuneration was approved, under which a Database of Referential Prices was created to value certain variables of the basis for remuneration in the upcoming tariff reviews.

ANEEL approved the results of the first periodic review of Enel Cien S.A. (formerly named CIEN S.A.). Beginning on July 1, 2015, the tariffs decreased 7.49%, as approved by Resolution No. 1.902/2015.

On March 8, 2016, ANEEL approved the tariff adjustment of Enel Distribución Rio (formerly Ampla). Beginning on March 15, 2016, the tariffs were adjusted by an average of 7.38% for all of its customers (7.15% for low voltage consumers and 7.89% for high voltage consumers).

ANEEL, through Resolution No. 2.061 dated April 12, 2016, approved the final results of the fourth periodic tariff review (“RTP”) of Enel Distribución Ceará S.A., which were included in the 2016 adjustments.

ANEEL, through Resolution No. 2.065 dated April 19, 2016, approved the energy tariffs of Enel Distribución Ceará S.A. as a result of the 2016 tariff adjustments. The average increase in tariffs to consumers was 12.97%.

Colombia

CREG is the entity that defines the method by which distribution networks are paid. Distribution charges are reviewed every five years and updated monthly according to the Producer Price Index (“PPI”). Currently, these charges include the new replacement value of all operational assets, the Administration, Operation and Maintenance (“AOM”) and non-electrical assets used in the distribution business.

In Colombia, the current distribution charges for Codensa were published by CREG in October 2009.

The current review of regulated distribution charges began in 2013 with the publication of the assumptions for the remuneration methodology proposed by CREG Resolution No. 43 dated 2013. These assumptions were complemented by the development of the Purposes and Guidelines for Compensation of the Distribution Activity for the period 2015‑2019 in CREG Resolution No. 79 dated 2014.

Additionally, CREG issued Resolution No. 95 dated 2015, which defined a method for calculating the regulated remuneration tariff (“WACC”) for electricity transmission and distribution, as well as for natural gas transportation and distribution.

In February  2019, CREG published CREG Resolution No. 016 of 2019, modifying the return rate for the activity of electric energy distribution approved in CREG Resolution No. 016 of 2018, in response to the aforementioned methodology.

In February 2018, CREG published Resolution No. 015 of 2018, which definitively decides on the Distribution Remuneration Methodology for the new tariff period, which determines the remuneration over the existing asset base, the presentation of investment plans, the remuneration of operating and maintenance expenses and defines ways to decrease losses and service quality.

Subsequently, as a result of the comments sent by the agents in July 2018, CREG Resolutions No. 085 of 2018, No.151 of 2018, No. 036 of 2019 and No. 199 of 2019,  were issued by which some provisions of CREG Resolution No. 015 are clarified and corrected, including the retroactive adjustment factor, the review of the investment plan and the application of the quality schedule. Finally, in December 2019, CREG published Resolution No. 189 of 2019 which approved the variables necessary to calculate the revenue and charges in accordance with the activity of electric energy distribution for the trading market of Codensa.

In September, 2018 CREG published Resolution No. 114 of 2018, by which it determined the general principles and conditions that must be met by the mechanisms for the marketing of electric energy in order for its prices to be recognized in the component of costs of energy purchases from the regulated user.

In May 2019, the Ministry of Mines and Energy published Resolution No. 40459. This new regulation from the Ministry revises the public policy guidelines on Advanced Measurement Infrastructures (AMI) in the public electric power service.

In May 2019, Law No.1955, the National Development Plan 2018-2022, was approved, which contains the following guidelines:

•	Subsidies to customers in categories 1, 2 and 3 are extended until December 31, 2022.
•

A special transitional regime is created to ensure the sustainability of efficient service provision: i) surcharge per kilowatt hour consumed to support the Business Fund in the national territory (COP 4/kWh); and ii) additional 1% contribution to the SSPD regulated in article 85 of Law No.142 of 1994.

•	Law No.143 of 1994 is revised to extend the restriction on vertical integration and restrict integration through business groups.
•	The Ministry of Mines and Energy (or the entity designated to perform this function) will regulate the scope of the aforementioned measures.

In September 2019, the SSPD published the regulation of the national surcharge of COP 4 / kWh, as part of the measures required to guarantee the provision of  electric power service under the charge of the companies operated by the SSPD. This rate applies  to strata 4,5 and 6; commercial and industrial, and will be in force  from November and will be retroactive to July and its collection is considered  third party income.

In October 2019, CREG published Resolution No. 129 of 2019; which establishes the formula for the transfer in the energy purchase component to the regulated user of the prices of the contracting mechanism that sign contracts resulting from the auction referred to in Resolution No. 40590 of 2019 of the Ministry of Mines and Energy.

In October 2019, the Commission published Resolution CREG No. 130 of 2019, which defines the principles, behaviour and procedures to be followed by retail traders when entering into energy contracts for the regulated market.

In October 2019, CREG issued Resolution No. 142 of 2019, which establishes the transfer formula in the component of energy purchases to the regulated user of the prices of supplementary mechanism contracts.  .

In December 2019, CREG published draft Resolution No. 155 of 2019, which contains the conceptual bases for the remuneration of the marketing activity.

In December 2019 the Commission published Resolution CREG No. 198 of 2019, extending the application of the subsidies to tier 1 and tier 2 users.

Peru

In Peru, the process for the determination of the distribution rate is carried out every 4 years, and is called "Value Added Distribution Fixation" (“VAD”). Exceptionally, the last process lasted 5 years, since one year was required to implement the last reforms approved in 2015 by Legislative Decree 1221.

During 2018, the process for the determination of the VAD for Enel Distribución Perú for the period 2018-2022 was carried out. The regulator reviewed the proposed cost studies, made observations, and the distribution companies supported technically their proposals.

At the end of this tariff process, in general, the annual revenues that the company received before the beginning of the process, which corresponded to the tariff period 2013-2017, are maintained. It should be noted that the Peruvian regulation follows the regulatory scheme of an efficient model company, so that in each tariff period the efficient investment costs are established, as well as the standard operation and maintenance costs that will be recognized to each distribution company under the parameters and criteria defined by the Osinergmin (Regulatory Body). Prior to the reform approved by Law Decree No. 1221, the model company was set by typical distribution sectors, while as of the tariff period of 2018, the efficient model company is built individually for each distributor with more than 50,000 customers.